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                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                             FORM 8-K/A
                         (Amendment No. 1)
                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 6, 1996


                 Brauvin Real Estate Fund L. P. 4
      (Exact name of registrant as specified in its charter)


      Delaware           0-13402                 36-3304339
   (State or other       (Commission             (IRS Employer
   jurisdiction of      File Number)           Identification
     organization)                                  Number)


150 South Wacker Drive,  Suite 3200,  Chicago, Illinois   60606
     (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code  (312) 443-0922


                            Not Applicable
      (Former name or former address, if changed since last report)

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Item 7.  Financial Statements and Exhibits

(C) Exhibits
     (16) Letter of Ernst & Young LLP on changes in certifying accountant.

Ernst & Young LLP
Suite 2100
One North Franklin
Chicago, Illinois 60606

Phone: 312 879 6500
Fax:   312 879 6550

EXHIBIT 16 TO FORM 8-K

December 10, 1996

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Gentlmen:

We have read Item 4 of Form 8-K dated December 10, 1996, of Brauvin Real Estate Fund L.P. 4 and are in agreement with the statements contained in the first paragraph on page 2 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.


               Sincerely,

               /s/ Ernst & Young LLP
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                            SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                      BRAUVIN REAL ESTATE FUND L.P. 4


                 By:        Brauvin Ventures, Inc.

                             Its Corporate General Partner


                 By:   /s/ Jerome J.  Brault

                           Jerome J. Brault, Chairman of the Board,
                           President and Chief Executive Officer

              Dated:        December 12, 1996


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